UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2007

OUTDOOR CHANNEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17287	33-0074499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

43445 Business Park Drive, Suite 103

Temecula, California 92590

(Address of principal executive offices, including zip code)

(951) 699-6991

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 14, 2007, Outdoor Channel Holdings, Inc. (the “Company”) entered into a Separation Agreement and Release (the “Separation Agreement”) with Mr. William A. Owen, formerly the Company’s Executive Vice President and Chief Financial Officer.  The Separation Agreement provides that Mr. Owen’s resignation is effective immediately.  Mr. Owen will continue providing services to the Company for 12 months pursuant to a consulting agreement dated as of December 15, 2007 (the “Consulting Agreement”).  The Separation Agreement and the Consulting Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Report on Form 8-K and are incorporated herein.

The Separation Agreement includes the following material provisions:

•	The Company will make a lump-sum payment of $152,000 to Mr. Owen on or about January 9, 2008;

•	The Company will reimburse Mr. Owen his payments for COBRA health care coverage for a period of up to 12 months or until he has secured other employment, whichever occurs first;

•	The Company will reimburse Mr. Owen up to $10,000 for his attorney fees in connection with the Separation and Consulting Agreements; and

•	Mr. Owen releases the Company from any known or unknown claims he may have against the Company as of December 14, 2007.

The Consulting Agreement provides that in exchange for a lump-sum payment of $48,000 on or before March 15, 2008, Mr. Owen will make himself available up to 4 days each month to perform assignments requested by the Company.

Item 5.02 Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. William A. Owen, formerly Executive Vice President and Chief Financial Officer of the Company, ceased his employment with the Company on December 14, 2007.  Mr. Owen will continue providing services to the Company for up to 12 months pursuant to a Consulting Agreement.  Pursuant to his existing employment arrangement he will receive a bonus of $63,000 payable in December 2007.  See Item 1.01 above for additional information.  The Company has appointed Mr. Shad L. Burke, Chief Accounting Officer, to serve as its Interim Chief Financial Officer.  A copy of the Company’s press release issued on December 14, 2007 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

10.1	Separation Agreement and Release between Outdoor Channel Holdings, Inc. and Mr. William A. Owen dated December 14, 2007
10.2	Consulting Agreement between Outdoor Channel Holdings, Inc. and Mr. William A. Owen dated as of December 15, 2007
99.1	Outdoor Channel Holdings, Inc. News Release issued December 14, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.

Date: December 18, 2007	/s/ Thomas E. Hornish

Thomas E. Hornish

Chief Operating Officer and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Separation Agreement and Release between Outdoor Channel Holdings, Inc. and Mr. William A. Owen dated December 14, 2007
10.2	Consulting Agreement between Outdoor Channel Holdings, Inc. and Mr. William A. Owen dated as of December 15, 2007
99.1	Outdoor Channel Holdings, Inc. News Release issued December 14, 2007